Bank borrowings	12 Months Ended
Dec. 31, 2024
Bank borrowings
Bank borrowings

16.          Bank borrowings

	December 31,	December 31,
(In thousands)	2023	2024
Current:
Short-term bank borrowings (note a)	—	1,391
Long-term bank borrowings, current portion (note b)	6,906	696
Total	6,906	2,087
Non-current:
Long-term bank borrowings (note b) (note)	15,539	27,127
Total	15,539	27,127

Notes:

(a)	In October 2024, Shenzhen Onething obtained a one-year term credit line up to RMB50,000,000 (equivalent to approximately USD6,956,000) from a bank in the PRC. As of December 31, 2024, the Group had utilized RMB10,000,000 (equivalent to approximately USD1,391,000).
(b)	As of December 31, 2023, the Group had bank borrowings of USD22,445,000, which were borrowed by Shenzhen Xunlei for the construction of Xunlei Tower and pledged by the land use rights and building of Xunlei Tower. These bank borrowings were denominated in RMB, bore interest at the Loan Prime Rate plus 15 basis points, and were fully repaid during March and May 2024.

As of December 31, 2024, the Group had long-term bank borrowings of USD27,823,000, secured by the land use rights and building of Xunlei Tower. These borrowings are denominated in RMB and bear a fixed interest rate of 3% per annum. Repayment is scheduled in installments through December 2027.

The scheduled maturities of bank long-term borrowings, including the portion due within one year which were recorded in “long-term bank borrowings, current portion”, as of December 31, 2024 are as follows:

(In thousands)	Principal amounts
Within 1 year	696
Between 1 to 2 years	2,782
Between 2 to 3 years	24,345
Total	27,823